OPKO

J.P. Morgan Healthcare Conference

January 15, 2025

NASDAQ: OPK

Forward-Looking Statements

This presentation contains "forward-looking statements," as that term is defined under the Private Securities Litigation Reform Act of 1995 (PSLRA), which statements may be identified by words such as "expects," "plans," "projects," "will," "may," "anticipates," "believes," "should," "intends," "estimates," and other words of similar meaning, including statements regarding financial strength and anticipated financial performance, and expectations regarding the market for and sales of our products, whether our product development efforts will be successful and whether the expected benefits of our products will be realized, including whether the data for products in trial will be positive and whether efforts to develop a daily oral dual-agonist GLP-1/glucagon peptide will be successful and we can successfully progress the development of oxyntomodulin in both subcutaneous and oral formulations, whether we will continue to repurchase shares under a buyback program and whether we will continue to purchase convertible notes, whether NGENLA profits will be sufficient to provide long term upside after satisfying our obligations under the note purchase agreement, whether the relationships with our commercial and strategic partners will be successful, our ability to market and sell any of our products in development, whether we will continue to successfully advance products in our pipeline and whether they can be commercialized, whether BioReference will be able to streamline its laboratory services business and better position the division for sustained growth and profitability, whether BioReference's attempts at returning its core business to profitability will be successful, whether our strategic efforts to grow the Company will ultimately be successful and create shareholder value, as well as other non-historical statements about our expectations, beliefs or intentions regarding our business, technologies and products, financial condition, strategies or prospects. Many factors could cause our actual activities or results to differ materially from the activities and results anticipated in forward-looking statements. These factors include those described in our Annual Reports on Form 10-K filed and to be filed with the Securities and Exchange Commission and under the heading "Risk Factors" in our other filings with the Securities and Exchange Commission, as well as the continuation and success of our relationship with our commercial partners, liquidity issues and the risks inherent in funding, developing and obtaining regulatory approvals of new, commercially-viable and competitive products and treatments. In addition, forward-looking statements may also be adversely affected by general market factors, competitive product development, product availability, federal and state regulations and legislation, the regulatory process for new products and indications, manufacturing issues that may arise, patent positions and litigation, among other factors. The forward-looking statements contained in this press release speak only as of the date the statements were made, and we do not undertake any obligation to update forward-looking statements. We intend that all forward-looking statements be subject to the safe-harbor provisions of the PSLRA.

2024 In Review: A Transformative Year

OPKO is well-positioned for growth and value across its businesses

- **Therapeutics Pipeline Progression + Expansion** (ModeX Therapeutics)
- **Novel Long-Acting Biologics Development** (OPKO Biologics)
- **Global Pharmaceutical Business Growth** (eirgen, OPKO Health, ngenla, Rayaldee)
- **Restructuring Clinical Diagnostics to Profitability** (BioReference)
- **Enhanced Financial Strength**

ModeX Proprietary Technologies

Since OPKO's acquisition in May 2022, ModeX has further validated its core technologies and advanced 3 pipeline assets to clinical stages

MULTISPECIFIC ANTIBODIES



- Designed to bind to 2 T cell antigens and 2 tumor antigens
- Offers greater specificity than existing I/O treatments
- Broad potential applications across I/O, immunology and viral diseases

MULTIVALENT NANOPARTICLE VACCINES



- Nanoparticle vaccine technology targeting 4+ viral proteins
- Next-generation vaccines for cancer prevention

IMMUNO-ONCOLOGY

IMMUNOLOGY

VIRAL DISEASES

ModeX Development Pipeline

ModeX has promising portfolio assets with 3 in clinical stage and 2 pre-IND assets to enter clinic in 2025

	PRODUCT	INDICATION	EARLY STAGE	PRE-IND	PHASE 1	PHASE 2	PARTNER
Immuno-Oncology	CD3/CD28/cMET/Trop2 Tetraspecific T Cell Engager	Treatment of Solid Tumors	MDX2001				
	CD3/CD28/CD19/CD20 Tetraspecific T Cell Engager	Treatment of Leukemia/Lymphoma	MDX2003				
	Multispecific Immune Modulator	Solid Tumors, Infectious Disease, Autoimmune	MDX2004				
	Antibody-radionuclide Conjugate	Solid Tumors, Diagnostics	Lead Generation				
Antiviral	HIV Trispecific CODV Antibody	Treatment and Prevention of HIV	SAR441236 – Phase 1 Complete				NIH
	EBV Nanoparticle Vaccine	Prevention of EBV-related Diseases	MDX2201				MERCK
	COVID Multispecific Antibodies	Prevention of COVID-19	MDX2301, MDX2202				
	HIV Multispecific Antibody	Treatment and Prevention of HIV	Lead Generation				
	Influenza Multispecific Antibody and Gene Delivery	Prevention of Influenza	Lead Generation				

ModeX Partnerships and Business Development

OPKO has formed productive partnerships to share development costs and leverage commercial capabilities

MERCK

EBV NANOPARTICLE VACCINE

PH1 TRIAL

COMMENCED DEC 2024

ELIGIBLE FOR UP TO

$872.5M

IN TOTAL MILESTONE PAYMENTS AND ROYALTIES ON GLOBAL SALES

$87.5M

PAYMENTS RECEIVED TO DATE[1]

BARDA

COVID-19 / FLU MULTISPECIFICS

$51M

ADDITIONAL FUNDING AWARDED IN Q4 2024

NOW ELIGIBLE FOR UP TO

$205M

IN TOTAL FUNDING FOR VIRAL PROGRAMS

$110M

COMMITTED TO DATE[2]

ADDITIONAL PARTNERSHIPS

- Active business development discussions around several programs
- Non-dilutive collaborations support and accelerate development of assets while retaining value creation

1) Through 12/31/24, includes milestone payments of $62.5M and expense reimbursements of ~$25M
2) As of 12/31/24

Advancement in Long-Acting Biologics

OPKO Biologics has developed a robust technology and portfolio of long-acting therapeutic proteins and peptide drug candidates which have the potential to address large, high-need markets

- ✓ Created **NGENLA™** (somatrogon), once-weekly injectable **hGH molecule** now marketed by Pfizer in over 40 countries
- ✓ Utilize novel technologies to develop **next-generation**, bio-better, long-acting **biologics**
- ✓ In-house expertise and **state-of-the-art facilities in Israel** support mission of developing new and better drugs

In Development: Oxyntomodulin Analog

Oral	***Injectable***
Collaborating on development of oral GLP2 and dual-agonist GLP-1/GCGR	Targeting treatment of diabetes, obesity and MASH
EnteraBio	

Growth of Pharmaceutical Product Sales

Business lines across the globe generate durable, growing revenues

OPKO Health Biorreference

Global Health Sales

5% local currency sales growth[1]

19% EBITDA margin[1]

Organic and inorganic growth opportunities

ngenla (somatrogon-ghla) injection

hGH Franchise Growth

Expansion of indications to adult and other pediatric populations

$**19M** YTD profit share payments earned[2]

Rayaldee

Sustained Sales of CKD Therapy

Commercial launch in Greater China by partner Nicoya in 2025

Recent scientific publications expected to increase physician awareness

eirgen PHARMA

Production Capabilities

Utilize manufacturing expertise for OPKO and others

57% Eirgen sales growth[3]

1) For 9 months ended 09/30/24, local currency growth compared to the same period in 2023
2) Profit share payments paid by Pfizer for 9 months from 01/01/24 to 09/30/24
3) Eirgen generics revenues for 9 months ended 09/30/24 compared to 9 months ended 09/30/23 in local currency

Clinical Diagnostics Reset: A Streamlined BioReference

A re-calibration of the organization and improved cost structure position BioReference for profitability in 2025

Divestiture of Clinical and Women's Health Assets Outside NY & NJ

$237.5M asset sale to Labcorp accounting for ~$100M in annual revenues

Overhead Expense Realignment

Lab facilities **closed** in CA, TX, FL and MD
Right-sized workforce to ~2,000 FTEs[1] from ~3,300

Focus on Core Areas of Strength

Oncology & **Urology** specialty testing nationwide
Clinical Diagnostics in NY & NJ
~$400M in annual revenues

BioReference®

2025 GOALS

- Continue strategic restructuring
- Best-in-class oncology and urology testing
- Grow share in attractive NY & NJ markets
- Achieve sustainable profitability

1) Full-time employees as of 01/06/25

Realignment of Capital Structure in 2024

A series of transactions in 2024 to recapitalize the balance sheet provide flexibility to execute long-term plans

Balance Sheet Reset

- **$300M** convertible note conversion from 2025 to 2029 maturity
- **$250M** NGENLA royalty monetization with retention of upside and milestone rights of $100M
- **$238M** sale of clinical diagnostics and women's health assets outside NY & NJ to Labcorp
- **$189M** proceeds from selling partial stake in GeneDx (NASDAQ:WGS)[1]

Shareholder Value

- **$90M** to repurchase and retire 81M shares (avg. of $1.11 per share)[2]
- **$30M** to repurchase convertible notes[3]

Strongly Positioned for 2025+

- Enhanced Financial Position
- R&D Investment
- Return Capital to Shareholders

1) Gross proceeds on the sale of ~3.19 mill on GeneDx shares between 07/01/24 to 01/10/25; 370,841 GeneDx shares held in remaining stake as of 01/10/25
2) Shares of common stock repurchased and retired between 01/01/2024 to 01/08/25; 671,550,270 shares of common stock outstanding as of 12/31/24
3) Amount spent to repurchase 3.75% Convertible Senior Notes due 2029 between 08/01/24 to 01/08/25; ~$20.5 in principal

2025 Priorities to Generate Long-Term Value

Focused on execution of strategic priorities to produce clinical and financial success

ModeX Pipeline Progression	✓ Produce safety and early efficacy data for Ph1 assets ✓ Prepare 2 additional assets to enter clinical development ✓ Extend growth in non-dilutive partnerships
Biologics Development	✓ Advance 2 molecules to IND stages ✓ Explore potential partnerships
Global Pharmaceutical Business	✓ Maintain and accelerate revenue growth ✓ Improve profitability
BioReference	✓ Continued strategic restructuring ✓ Grow share in NY & NJ market ✓ Achieve profitability
Enhanced Financial Strength	✓ Recapitalized financials achieved in 2024 ensures sustained funding for R&D and commercial operations

ModeX THERAPEUTICS

OPKO Biologics

BioReference

OPKO